UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2005
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                                   QMED, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-11411                  22-2468665
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(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                   Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
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               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
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              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. Results of Operations and Financial Condition

         On September 30, 2005, QMed, Inc. announced its financial results for the third quarter ending August 31, 2005. The press release is furnished as
Exhibit 99.1 to this Form 8-K. The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1 QMed, Inc. Press Release dated September 30, 2005 (earnings release for the third quarter ending August 31, 2005).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           QMED, INC.


                                           By: /s/ William T. Schmitt, Jr.
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                                              William T. Schmitt, Jr.
                                              Senior Vice President, Treasurer
                                              & Chief Financial Officer

Date: September 30, 2005

                                  EXHIBIT INDEX

Exhibit
Number                               Description
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99.1 QMed, Inc. Press Release dated September 30, 2005 (earnings release for the third quarter ending August 31, 2005).